Exhibit 10.1

Registration #2819 dated October 15, 2008

ADDENDUM #6

to Contract #482 dated July 09, 2000

for hydrocarbon exploration on the

Aksaz-Dolinnoe-Emir territory,

located in Tubkaragan region of the Mangistau oblast

between

Ministry of Energy and Mineral Resources of the Republic of Kazakhstan,

(Competent Body)

and

Emir Oil

Limited Liability Company

(Contractor)

Astana 2008

This Addendum #6 to the Contract #482 dated 09 July 2000 for hydrocarbon exploration on the Aksaz-Dolinnoe-Emir territory, located in Tubkaragan region of the Mangistau oblast is signed on October 15, 2008 by Ministry of Energy and Mineral Resources (hereinafter referred to as Competent Body) and Emir Oil Limited Liability Company (hereinafter referred to as Contractor).

PREAMBLE

Whereas:

Contractor applied for extension of the Aksaz-Dolinnoe-Emir contract territory, located in Munailinsky area of the Mangistau oblast,

Competent Body passed a decision to allow extension of the geological allotment within limits of the coordinates, pointed out in the Geology and Subsoil use Committee #16-05-2897, dated August 22, 2008 (Protocol #18, dated August 28, 2008)

Competent Body and the Contractor hereby agreed as follows:

To amend Item 4.1 of Section 4 «Contract Territory» by adding a paragraph in the following revision: «The area of the Contract Territory including the extension is equal to 850.3 square kilometers (210 113.705 acres) »;

To amend Section 7 «Work Program» by adding Item 7.1.3, that reads as follows:

«7.1.3. Work Program for the extended contract territory for investment of $29,200,000 (twenty nine million and two hundred thousand USD) comprised by the following financial and physical activities:

Work Program for the Contract #482, dated July 09, 2000

For the extended contract territory

#	Type of Activity					Cost in thousands USD
		2009	2010	2011	2012
1	3D Seismic Area (sq.km.) Cost in thousands USD	380 3,500				380 3,500
2	Exploration project Cost in thousands USD		1 35			1 35
3	Exploration wells drilling project Cost in thousands USD		1 35			1 35
4	Exploration drilling, test run and testing of the objects Number of wells Depth of the wells (running meters) Cost in thousands USD		1 4,000 8,000	1 4,000 8,000	1 4,000 8,000	3 24,000
5	Geophysical survey of the wells Number of wells Cost in thousands USD		1 180	1 180	1 180	3 540
6	Vertical Seismic Profiling Cost in thousands USD		1 330	1 350	1 350	3 1030
7	Preparation of the oilfields for production testing Number of objects Cost in thousands USD			1 30		1 30
8	Reserve calculation and validation with the State Reserves Committee Number of reports Cost in thousands USD				1 30	1 30
	Total: thousands USD	3,500	8,580	8,560	8,560	29,200

Obligations set by Addendum #5, are amended by adding the following additional Contractor obligations:

- Liquidation Fund payments in the amount, stipulated by the Contract;

- A one-time USD 200,000 (two hundred thousand) Astana Fund payment until the end of 2010;

- Annual social payments of 50,000 (fifty thousand) USD from 2009 to 2012 in concurrence with Mangistau Oblast Administration.

To amend Section 17 «Subsoil and environmental protection» by adding item 17.13 that read as follows:

«17.13. Contractor is obliged to develop necessary environmental protection measures with specification of amount of financing, in coordination with environmental protection agency. »

Appendix #1 - «Geological Allotment» is considered an integral part of Addendum #6 to the Contract #482 dated July 09, 2000.

  Appendix #2 - «Work Program to the Contract #482 dated July 09, 2000 for the extended contract territory» is considered an integral part of Addendum #6 to the Contract #482 dated July 09, 2000.

This Addendum #6 is made in triplicate in State and Russian language, having an equal legal effect and is an integral part of the Contract #482 dated July 09, 2000.

This Addendum #6 to the Contract #482, dated July 09, 2000 is signed in Astana on October 15, 2008 by the authorized representatives of the parties and shall be valid from the day of its state registration.

Competent Body: Ministry of Energy and Mineral Resources of the Republic of Kazakhstan Signature /s/ A. Batalov Executive Secretary Batalov A.	Contractor: Emir Oil Limited Liability Company Signature /s/ T.K. Tolmakov General Director Tolmakov T.K.